Exhibit 10.1

STOCK PLEDGE AGREEMENT

Dated as of March 3, 2009

among

TENET HEALTHCARE CORPORATION

as a Pledgor

and

Each Other Pledgor

From Time to Time Party Hereto

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

as Collateral Trustee

WEIL, GOTSHAL & MANGES LLP

767 FIFTH AVENUE

NEW YORK, NEW YORK 10153-0119

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TABLE OF CONTENTS

(continued)

		Page
Section 7.14	Trustee Protections, Immunities and Indemnities	18
Section 7.15	Indemnity	18
Section 7.16	Special Consent Regarding Partnerships and LLCs	19

ii

ANNEXES AND SCHEDULES

Annex 1	Form of Pledge Amendment
Annex 2	Form of Joinder Agreement

Schedule 1	Jurisdiction of Organization; Principal Executive Office
Schedule 2	Pledged Collateral
Schedule 3	Filings

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STOCK PLEDGE AGREEMENT, dated as of March 3, 2009, by TENET HEALTHCARE CORPORATION (the “Company”) and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 7.10 (Additional Pledgors) (each a “Pledgor” and, collectively, the “Pledgors”), in favor of The Bank of New York Mellon Trust Company, N.A. (“BoNY”), as trustee (in such capacity, the “Collateral Trustee”) for the Secured Parties (as defined below).

W I T N E S S E T H:

WHEREAS, the Company is issuing on the date hereof (a) new 6-year notes (the “6-Year Notes”) pursuant to an Indenture, dated as of November 6, 2001 (the “Base Indenture”), between the Company and BoNY, as successor trustee to The Bank of New York, (the “Trustee”) as supplemented by a Ninth Supplemental Indenture, dated as of the date hereof, (the “Ninth Supplemental Indenture”) among the Company, the Guarantors from time to time party thereto and the Trustee (together with the Base Indenture, the “6-year Indenture”) and (b) new 9-year notes (the “9-Year Notes” and together with the 6-year Notes, the “New Notes”) pursuant to the Base Indenture, as supplemented by a Tenth Supplemental Indenture, dated as of the date hereof (the “Tenth Supplemental Indenture” and, together with the Ninth Supplemental Indenture, the “Supplemental Indentures”), among the Company, the Guarantors from time to time party thereto and the Trustee (together with the Base Indenture, the “9-year Indenture” and, collectively with the 6-year Indenture, the “Indentures”, as the same may be amended, restated, supplemented or otherwise modified from time to time).

WHEREAS, the Company has offered to exchange outstanding Old Notes (as defined in the Indentures) for the New Notes pursuant to the Exchange Offer (as defined in the Indentures);

WHEREAS, pursuant to the Indentures, the Pledgors have guaranteed the Obligations (as defined in the Indentures) under the New Notes;

WHEREAS, the Collateral Trustee, the Trustee and the Pledgors have entered into that certain Collateral Trust Agreement dated as of the date hereof (the “Collateral Trust Agreement”); and

WHEREAS, pursuant to the Indentures it is a condition precedent to the issuance of the New Notes that the Pledgors shall have executed and delivered this Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Holders of the Old Notes to accept the Exchange Offer, each Pledgor hereby agrees with the Collateral Trustee as follows:

ARTICLE I DEFINED TERMS

Section 1.1 Definitions

(a) Unless otherwise defined herein, terms defined in the Indentures and used herein have the meanings given to them in the Indentures.

STOCK PLEDGE AGREEMENT

TENET HEALTHCARE CORPORATION

(b) Terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC, including the following terms (which are capitalized herein):

“Certificated Security”

“General Intangibles”

“Instruments”

“Proceeds”

“Security”

(c) The following terms shall have the following meanings:

“Additional Pledged Collateral” means any Pledged Collateral acquired by any Pledgor after the date hereof and in which a security interest is granted pursuant to Section 2.2 (Grant of Security Interest in Collateral), including, to the extent a security interest is granted therein pursuant to Section 2.2 (Grant of Security Interest in Collateral), (i) all Capital Stock of any Domestic Hospital Subsidiary that is acquired by any Pledgor after the date hereof, together with all certificates, Instruments or other documents representing any of the foregoing and (ii) all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing. “Additional Pledged Collateral” may be General Intangibles or Instruments.

“Agreement” means this Stock Pledge Agreement.

“Business Day” means a day of the year on which banks are not required or authorized to close in New York City.

“CGH Hospital, Ltd. LP Agreement” means the Agreement of Limited Partnership of CGH Hospital, Ltd. (incorrectly identified therein as CGH, Ltd.), dated July 13, 1995 among Coral Gables Hospital, Inc. as general partner and FMC Center, Inc. (now known as FMC Medical, Inc.), as limited partner.

“Collateral” has the meaning specified in Section 2.1 (Collateral).

“Constituent Document” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Contractual Obligations” of any Person means any obligation, agreement, undertaking or similar provision of any Security Instrument issued by such Person or of any agreement, undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument (excluding a Related Document) to which such Person is a party or by which it or any of its property is bound or to which any of its property is subject.

STOCK PLEDGE AGREEMENT

TENET HEALTHCARE CORPORATION

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Collateral Trustee from three Federal funds brokers of recognized standing selected by it.

“Governmental Authority” means any nation, sovereign or government, any state or other political subdivision thereof and any entity or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any central bank or stock exchange.

“Indemnified Liabilities” means any and all liabilities (including all environmental liabilities), obligations, losses, damages, penalties, actions, judgments, suits, costs, taxes, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance, administration or enforcement of this Agreement, including any of the foregoing relating to the use of proceeds of any Secured Debt or the violation of, noncompliance with or liability under, any law (including environmental laws) applicable to or enforceable against the Company, any of its Subsidiaries or any other Pledgor or any of the Collateral and all reasonable costs and expenses (including reasonable fees and expenses of legal counsel selected by the Indemnitee) incurred by any Indemnitee in connection with any claim, action, investigation or proceeding in any respect relating to any of the foregoing, whether or not suit is brought.

“Indemnitee” has the meaning specified in Section 7.15 (Indemnity).

“LLC” means each limited liability company in which a Pledgor has an interest, including those set forth on Schedule 2 (Pledged Collateral).

“LLC Agreement” means each operating agreement with respect to an LLC, as each agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time.

“Partnership” means each partnership in which a Pledgor has an interest, including those set forth on Schedule 2 (Pledged Collateral).

“Partnership Agreement” means each partnership agreement governing a Partnership, as each such agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified.

“Pledged Certificated Stock” means all Certificated Securities and any other Capital Stock of a Domestic Hospital Subsidiary evidenced by a certificate, Instrument or other equivalent document, in each case owned by any Pledgor.

“Pledged Collateral” means, collectively, the Pledged Stock, together with all certificates, Instruments or other documents representing any of the Pledged Stock and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing. “Pledged Collateral” may be General Intangibles or Instruments.

STOCK PLEDGE AGREEMENT

TENET HEALTHCARE CORPORATION

“Pledged Stock” means all Pledged Certificated Stock and all Pledged Uncertificated Stock, including all Capital Stock listed on Schedule 2 (Pledged Collateral); provided, however, that in the event that the Company files a registration statement with respect to the New Notes and such registration statement is declared effective by the SEC, “Pledged Stock” shall not include any Capital Stock of a Domestic Hospital Subsidiary to the extent that the mortgage, pledge or hypothecation of such Capital Stock herein results in the Company being required to file separate financial statements of such Subsidiary with the SEC, but only to the extent necessary not to be subject to such requirement and only for so long as such requirement is in existence and only with respect to the relevant New Notes affected and provided that neither the Company nor the Subsidiary shall take any action in the form of a reorganization, merger or other restructuring a principal purpose of which is to provide for the release of the Lien on Capital Stock pursuant to this paragraph; provided further, that in the event that Rule 3-16 of Regulation S-X is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other governmental agency) of separate financial statements of any Subsidiary of the Company due to the fact that such Subsidiary’s Capital Stock secures New Notes affected thereby, and such law, rule or regulation is applicable to the Company as a result of the New Notes, the Capital Stock of such Subsidiary will automatically be deemed not to be a part of the Pledged Stock securing the New Notes affected thereby but only to the extent necessary to not be subject to such requirement and only for so long as required not to be subject to such requirement.

“Pledged Uncertificated Stock” means any Capital Stock of any Domestic Hospital Subsidiary that is not Pledged Certificated Stock, including all right, title and interest of any Pledgor as a limited or general partner in any Partnership or as a member of any LLC and all right, title and interest of any Pledgor in, to and under any Partnership Agreement or LLC Agreement to which it is a party.

“Related Document” means the Indentures, the Collateral Trust Agreement, the New Notes and the Note Guarantees.

“Requirement of Law” means, with respect to any Person, the common law and all federal, state, local and foreign laws, treaties, rules and regulations, orders, judgments, decrees and other determinations of, concessions, grants, franchises, licenses and other Contractual Obligations with, any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject..

“SEC” means the U.S. Securities & Exchange Commission.

“Secured Obligations” means Obligations in respect of the New Notes and the Note Guarantees.

“Secured Parties” means the Holders of the New Notes and the Collateral Trustee.

“Securities Act” means the Securities Act of 1933, as amended.

STOCK PLEDGE AGREEMENT

TENET HEALTHCARE CORPORATION

“Security Instrument” means any Capital Stock, voting trust certificate, bond, debenture, note or other evidence of indebtedness, whether secured, unsecured, convertible or subordinated, or any certificate of interest, share or participation in, any temporary or interim certificate for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing, but shall not include any evidence of the Secured Obligations.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Collateral Trustee’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

Section 1.2 Certain Other Terms

(a) In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

(b) The terms “herein,” “hereof,” “hereto” and “hereunder” and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

(c) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e) Where the context requires, provisions relating to any Collateral, when used in relation to a Pledgor, shall refer to such Pledgor’s Collateral or any relevant part thereof.

(f) Any reference in this Agreement to the Indentures shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

(g) The term “including” means “including without limitation” except when used in the computation of time periods.

(h) The terms “Holder,” “Company,” “Pledgor,” “Collateral Trustee” and “Secured Party” include their respective successors.

(i) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

STOCK PLEDGE AGREEMENT

TENET HEALTHCARE CORPORATION

ARTICLE II GRANT OF SECURITY INTEREST

Section 2.1 Collateral

For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Pledgor or in which a Pledgor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the “Collateral”:

(a) all Pledged Collateral; and

(b) to the extent not otherwise included, all Proceeds in respect of the foregoing.

Section 2.2 Grant of Security Interest in Collateral

Each Pledgor, as collateral security for the full, prompt and complete payment and performance when due (whether at Stated Maturity, by acceleration or otherwise) of the Secured Obligations of such Pledgor, hereby mortgages, pledges and hypothecates to the Collateral Trustee for the benefit of the Secured Parties, and grants to the Collateral Trustee for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Pledgor.

ARTICLE III REPRESENTATIONS AND WARRANTIES

To induce the Secured Parties to enter into the transactions contemplated by the Indentures, each Pledgor hereby represents and warrants each of the following to the Secured Parties:

Section 3.1 Title; No Other Liens

Except for the Lien granted to the Collateral Trustee pursuant to this Agreement and the Collateral Trust Agreement and the other Liens permitted to exist on the Collateral under the Indentures, such Pledgor (a) is the record and beneficial owner of the Pledged Collateral pledged by it hereunder and (b) has rights in or the power to transfer each item of Pledged Collateral, free and clear of any other Lien.

Section 3.2 Perfection and Priority

The security interest granted pursuant to this Agreement shall constitute a valid and continuing perfected security interest in favor of the Collateral Trustee in the Collateral for which perfection is governed by the UCC upon (i) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings and other actions specified on Schedule 3 (Filings) (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Collateral Trustee in completed and duly executed form), and (ii) the delivery to the Collateral Trustee of all Collateral consisting of all Certificated Securities, in each case properly endorsed for transfer to the Collateral Trustee or in blank. Such security interest shall be prior to all other Liens on the Collateral except for Permitted Prior Liens having priority over the Collateral Trustee’s Lien by operation of law or otherwise as permitted under the Indentures.

STOCK PLEDGE AGREEMENT

TENET HEALTHCARE CORPORATION

Section 3.3 Jurisdiction of Organization; Chief Executive Office

Such Pledgor’s jurisdiction of organization, legal name, organizational identification number, if any, and the location of such Pledgor’s chief executive office or sole place of business, in each case as of the date hereof, is specified on Schedule 1 (Jurisdiction of Organization; Principal Executive Office).

Section 3.4 Pledged Collateral

(a) At the date hereof, the Pledged Stock pledged hereunder by such Pledgor is listed on Schedule 2 (Pledged Collateral) and constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 2 (Pledged Collateral).

(b) All of the Pledged Stock (other than Pledged Stock in limited liability companies and partnerships) has been duly authorized, validly issued and is fully paid and nonassessable.

(c) At the date hereof, all Pledged Collateral consisting of Certificated Securities has been delivered to the Collateral Trustee in accordance with Section 4.4(a) (Pledged Collateral) and Section 8.7 of each Supplemental Indenture.

(d) Other than the Pledged Stock constituting General Intangibles, there is no Pledged Collateral other than that represented by Certificated Securities in the possession of the Collateral Trustee.

(e) Other than with respect to the CGH Hospital, Ltd. LP Agreement, the Constituent Documents of any Person governing any Pledged Stock do not prohibit, upon the occurrence and during the continuance of an Event of Default, the Collateral Trustee exercising all of the rights of the Pledgor granting the security interest therein, and that a transferee or assignee of Capital Stock of such Person shall become a member, partner or, as the case may be, other holder of such Pledged Stock to the same extent as the Pledgor in such Person entitled to participate in the management of such Person and, upon the transfer of the entire interest of such Pledgor, such Pledgor ceases to be a member, partner or, as the case may be, other holder of such Pledged Stock or, in the case of any Constituent Documents which do not permit the foregoing, all consents and authorizations of any Persons required pursuant to any Constituent Document to permit the foregoing shall have been obtained by virtue of Section 7.16 (Special Consent Regarding Partnerships and LLCs).

ARTICLE IV COVENANTS

Each Pledgor agrees with the Collateral Trustee to the following, as long as any Secured Obligation remains outstanding and unless the Collateral Trustee (as directed in accordance with the Collateral Trust Agreement) otherwise consents:

Section 4.1 Generally

Such Pledgor shall (a) except for the security interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any Collateral, except Liens permitted under Section 4.1 of each Supplemental Indenture, (b) not use or permit any Collateral

STOCK PLEDGE AGREEMENT

TENET HEALTHCARE CORPORATION

to be used unlawfully or in violation of any provision of this Agreement, any Indenture, any Related Document or any other Stock Lien Security Document, or any Requirement of Law, (c) not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted under the Indentures and the Collateral Trust Agreement, (d) not enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Collateral Trustee to sell, assign or transfer any Collateral, except as provided in the Collateral Trust Agreement and (e) promptly notify the Collateral Trustee of its entry into any agreement or assumption of undertaking that restricts the ability to sell, assign or transfer any Collateral.

Section 4.2 Maintenance of Perfected Security Interest; Further Documentation

(a) Such Pledgor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 (Perfection and Priority) and Section 2.2 (Grant of Security Interest in Collateral) and shall defend such security interest and such priority against the claims and demands of all Persons (other than holders of Permitted Prior Liens).

(b) Such Pledgor shall furnish to the Collateral Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Trustee may reasonably request, all in reasonable detail and in form and substance satisfactory to the Collateral Trustee.

(c) At any time and from time to time, upon the written request of the Collateral Trustee, and at the sole expense of such Pledgor, such Pledgor shall promptly and duly execute and deliver, and have recorded, such further Instruments and documents and take such further action as the Collateral Trustee may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby.

Section 4.3 Changes in Locations, Name, Etc.

Except upon 15 days’ prior written notice to the Collateral Trustee and delivery to the Collateral Trustee of all additional financing statements and other documents necessary or desirable to maintain the validity, perfection and priority of the security interests provided for herein, such Pledgor shall not do any of the following:

(a) change its jurisdiction of organization or its location, in each case from that referred to in Section 3.3 (Jurisdiction of Organization; Chief Executive Office); or

(b) change its legal name or organizational identification number, if any, or corporation, limited liability company or other organizational structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

Section 4.4 Pledged Collateral

(a) Such Pledgor shall deliver to the Collateral Trustee all certificates and Instruments representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), whether now existing or hereafter acquired, in suitable form for transfer by delivery

STOCK PLEDGE AGREEMENT

TENET HEALTHCARE CORPORATION

or, as applicable, accompanied by such Pledgor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Trustee, together, in respect of any Additional Pledged Collateral, with a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Annex 1 (Form of Pledge Amendment), an acknowledgment and agreement to a Joinder Agreement duly executed by the Pledgor, in substantially the form of Annex 2 (Form of Joinder Agreement), or such other documentation acceptable to the Collateral Trustee. Such Pledgor authorizes the Collateral Trustee to attach each Pledge Amendment to this Agreement. The Collateral Trustee shall have the right, as directed in accordance with the Collateral Trust Agreement, to transfer to or to register in its name or in the name of its nominees its Lien on or security interest in any Pledged Collateral. The Collateral Trustee shall have the right at any time to exchange any certificate or instrument representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations. Following the issuance of any Additional Pledged Collateral or any changes to the information contained in Schedule 2 (Pledged Collateral), the Company shall promptly deliver to the Collateral Trustee a copy of Schedule 2 (Pledged Collateral) amended to accurately reflect such changes or the Additional Pledged Collateral, as the case may be.

(b) Except as provided in Article V (Remedial Provisions), such Pledgor shall be entitled to receive all cash dividends (other than liquidating or distributing dividends) paid in respect of the Pledged Collateral. Any sums paid upon or in respect of any Pledged Collateral upon the liquidation or dissolution of any issuer of any Pledged Collateral, any distribution of capital made on or in respect of any Pledged Collateral or any property distributed upon or with respect to any Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Collateral Trustee, be delivered to the Collateral Trustee to be held by it hereunder as additional collateral security for the Secured Obligations; provided, however, that any such sums paid or distributions or other Proceeds received in respect of Capital Stock upon which the Collateral Trustee’s Lien has been released pursuant to Section 8.3(a)(3) of each Supplemental Indenture shall not be subject to the delivery requirement in this sentence. If any sum of money or property so paid or distributed in respect of any Pledged Collateral shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Collateral Trustee, hold such money or property in trust for the Collateral Trustee, segregated from other funds of such Pledgor, as additional security for the Obligations.

(c) Except as provided in Article V (Remedial Provisions), such Pledgor shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Pledgor that would impair the Collateral, be inconsistent with or result in any violation of any provision of the Indentures, this Agreement or the Collateral Trust Agreement.

(d) In the case of each Pledgor that is an issuer of Pledged Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and shall comply with such terms insofar as such terms are applicable to it. Each Pledgor consents to (i) the exercise of the rights granted to the Collateral Trustee hereunder (including those described in Section 5.2 (Pledged Collateral)), and (ii) the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Stock and to the transfer of such Pledged Stock to the Collateral Trustee or its nominee and to the substitution of the Collateral Trustee or

STOCK PLEDGE AGREEMENT

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its nominee as a holder of such Pledged Stock (in accordance with the terms of this Agreement or the Collateral Trust Agreement) with all the rights, powers and duties of other holders of Pledged Stock of the same class and, if the Pledgor having pledged such Pledged Stock hereunder had any right, power or duty at the time of such pledge or at the time of such substitution beyond that of such other holders, with all such additional rights, powers and duties. Such Pledgor agrees to execute and deliver to the Collateral Trustee such certificates, agreements and other documents as may be necessary to evidence, formalize or otherwise give effect to the consents given in this clause (d).

(e) Coral Gables Hospital, Inc. and FMC Medical, Inc. as general partner and limited partner, respectively, of CGH Hospital, Ltd. shall amend the CGH Hospital, Ltd. LP Agreement within 10 Business Days of the date hereof to remove the limitation on the right of FMC Medical, Inc. to grant to the Collateral Trustee, as assignee of its partnership interest in the Partnership (as defined therein) pursuant to this Agreement, the right to become a substituted limited partner of the Partnership (as defined therein).

(f) Such Pledgor shall not, without the consent of the Collateral Trustee (as directed in accordance with the Collateral Trust Agreement), agree to any amendment of any Constituent Document that in any way adversely affects the perfection of the security interest of the Collateral Trustee in the Pledged Collateral pledged by such Pledgor hereunder, including any amendment electing to treat any membership interest or partnership interest that is part of the Pledged Collateral as a “security” under Section 8-103 of the UCC, or any election to turn any previously uncertificated Capital Stock that is part of the Pledged Collateral into certificated Capital Stock.

Section 4.5 Payment of Secured Obligations

Such Pledgor shall pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Pledgor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

ARTICLE V REMEDIAL PROVISIONS

Section 5.1 Code and Other Remedies

During the continuance of an Event of Default, the Collateral Trustee may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may, as directed in accordance with the Indentures and the Collateral Trust Agreement, in such circumstances

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forthwith collect, receive, appropriate and realize upon any Collateral, and may, as directed in accordance with the Indentures and the Collateral Trust Agreement, forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver any Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Trustee or any Holder of New Notes or elsewhere upon such terms and conditions as are commercially reasonable, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Trustee shall have the right upon any such public sale or sales, and, to the extent permitted by the UCC and other applicable law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of any Pledgor, which right or equity is hereby waived and released. Each Pledgor further agrees, at the Collateral Trustee’s request, to assemble the Collateral and make it available to the Collateral Trustee at places that the Collateral Trustee shall reasonably select, whether at such Pledgor’s premises or elsewhere. The Collateral Trustee shall apply the net proceeds of any action taken by it pursuant to this Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Collateral Trustee and any other Secured Party hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Collateral Trust Agreement shall prescribe. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Collateral Trustee or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

Section 5.2 Pledged Collateral

(a) During the continuance of an Event of Default, upon notice by the Collateral Trustee (as directed in accordance with the Indentures and the Collateral Trust Agreement) to the relevant Pledgor or Pledgors, (i) the Collateral Trustee shall have the right to receive any Proceeds of the Pledged Collateral and make application thereof to the Secured Obligations in the order set forth in the Collateral Trust Agreement and (ii) the Collateral Trustee or its nominee may (as directed in accordance with the Indentures and the Collateral Trust Agreement) exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any of the Pledged Collateral upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Pledged Stock and the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Trustee may determine), all without liability except to account for property actually received by it; provided, however, that the Collateral Trustee shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b) In order to permit the Collateral Trustee to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends

STOCK PLEDGE AGREEMENT

TENET HEALTHCARE CORPORATION

and other distributions that it may be entitled to receive hereunder, (i) each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Trustee all such proxies, dividend payment orders and other instruments as the Collateral Trustee may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Pledgor hereby grants to the Collateral Trustee an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

(c) Each Pledgor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Pledgor to (i) comply with any instruction received by it from the Collateral Trustee in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement or the Collateral Trust Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that such issuer shall be fully protected in so complying and (ii) during the continuance of an Event of Default, pay any dividend or other payment with respect to the Pledged Collateral directly to the Collateral Trustee.

Section 5.3 Sales

(a) Each Pledgor recognizes that the Collateral Trustee may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Trustee shall be under no obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

(b) Each Pledgor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 5.3 valid and binding and in compliance with all other applicable Requirements of Law. Each Pledgor further agrees that a breach of any covenant contained in this Section 5.3 will cause irreparable injury to the Collateral Trustee and other Secured Parties, that the Collateral Trustee and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.3 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Indentures.

STOCK PLEDGE AGREEMENT

TENET HEALTHCARE CORPORATION

Section 5.4 Deficiency

Each Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorney employed by the Collateral Trustee or any other Secured Party to collect such deficiency.

Section 5.5 Collateral Trust Agreement

The Collateral Trustee hereby agrees that any actions taken by it pursuant to this Article V (Remedial Provisions) shall be consistent with and in accordance with the terms of the Collateral Trust Agreement; provided that the Collateral Trustee may at all times exercise the rights afforded to it by Sections 5.4, 5.9 and 5.10 of the Collateral Trust Agreement.

ARTICLE VI THE COLLATERAL TRUSTEE

Section 6.1 Collateral Trustee’s Appointment as Attorney-in-Fact

(a) Each Pledgor hereby irrevocably constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Pledgor hereby gives the Collateral Trustee the power and right (but not the obligation), on behalf of such Pledgor, without notice to or assent by such Pledgor, to do any of the following:

(i) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral;

(ii) execute, in connection with any sale provided for in Section 5.1 (Code and Other Remedies) or Section 5.3 (Sales), any endorsement, assignment or other instrument of conveyance or transfer with respect to the Collateral; and

(iii) (A) defend any suit, action or proceeding brought against such Pledgor with respect to any Collateral, (B) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Trustee may deem appropriate, and (C) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though the Collateral Trustee were the absolute owner thereof for all purposes, and do, at the Collateral Trustee’s option and such Pledgor’s expense, at any time, or from time to time, all acts and things that the Collateral Trustee deems necessary to protect, preserve or realize upon the Collateral and the Collateral Trustee’s security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Pledgor might do.

STOCK PLEDGE AGREEMENT

TENET HEALTHCARE CORPORATION

Anything in this clause (a) to the contrary notwithstanding, the Collateral Trustee agrees that it shall not exercise any right under the power of attorney provided for in this clause (a) unless an Event of Default shall be continuing.

(b) If any Pledgor fails to perform or comply with any of its agreements contained herein, the Collateral Trustee, at its option but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The expenses of the Collateral Trustee incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the Federal Funds Rate plus 3%, from the date of payment by the Collateral Trustee to the date reimbursed by the relevant Pledgor, shall be payable by such Pledgor to the Collateral Trustee on demand.

(d) Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Section 6.2 Duty of Collateral Trustee

(a) Beyond the exercise of reasonable care in the custody of Collateral in its possession, the Collateral Trustee will have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Trustee will not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Liens on the Collateral. The Collateral Trustee will be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Trustee will not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Trustee in good faith.

(b) The Collateral Trustee will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence, bad faith or willful misconduct on the part of the Collateral Trustee, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of any Pledgor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Collateral Trustee hereby disclaims any representation or warranty to the present and future holders of the Secured Obligations concerning the perfection of the Liens granted hereunder or in the value of any of the Collateral.

Section 6.3 Authorization of Financing Statements

Each Pledgor authorizes the Collateral Trustee and its Affiliates, counsel and other representatives (without creating any obligation on the part of such Persons), at any time

STOCK PLEDGE AGREEMENT

TENET HEALTHCARE CORPORATION

and from time to time, to file or record financing statements, amendments to financing statements, and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Collateral Trustee reasonably determines appropriate to perfect the security interests of the Collateral Trustee under this Agreement. Each Pledgor hereby also authorizes the Collateral Trustee and its Affiliates, counsel and other representatives (without creating any obligation on the part of such Persons), at any time and from time to time, to file continuation statements with respect to previously filed financing statements. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction. The preparation, filing and recording of any and all financing statements and continuation statements necessary to perfect any Liens on any of the Collateral shall be the sole responsibility of the Pledgors and the Collateral Trustee shall be under no such obligation whatsoever to effect any such filings.

Section 6.4 Authority of Collateral Trustee

Each Pledgor acknowledges that the rights and responsibilities of the Collateral Trustee under this Agreement with respect to any action taken by the Collateral Trustee or the exercise or non-exercise by the Collateral Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Trustee and the other Secured Parties, be governed by the Indentures and the Collateral Trust Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Trustee and the Pledgors, the Collateral Trustee shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Pledgor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

ARTICLE VII MISCELLANEOUS

Section 7.1 Amendments in Writing

None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Article Nine of the Base Indenture, as supplemented by Article Seven of each Supplemental Indenture; provided, however, that annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through Pledge Amendments and Joinder Agreements, in substantially the form of Annex 1 (Form of Pledge Amendment) and Annex 2 (Form of Joinder Agreement) respectively, in each case duly executed by the Collateral Trustee and each Pledgor directly affected thereby.

Section 7.2 Notices

All notices, requests and demands to or upon the Collateral Trustee or any Pledgor hereunder shall be effected in the manner provided for in Section 10.4 of the Supplemental Indentures; provided, however, that any such notice, request or demand to or upon any Pledgor shall be addressed to the Company’s notice address set forth in such Section 10.4.

Section 7.3 No Waiver by Course of Conduct; Cumulative Remedies

Neither the Collateral Trustee nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.1 (Amendments in Writing)), delay,

STOCK PLEDGE AGREEMENT

TENET HEALTHCARE CORPORATION

indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Trustee or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Trustee or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Trustee or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

Section 7.4 Successors and Assigns

This Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of the Collateral Trustee and each other Secured Party and their successors and assigns; provided, however, that no Pledgor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Trustee (as directed in accordance with the Collateral Trust Agreement).

Section 7.5 Counterparts

This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

Section 7.6 Severability

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.7 Section Headings

The Article and Section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

Section 7.8 Entire Agreement

This Agreement together with the Related Documents represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

STOCK PLEDGE AGREEMENT

TENET HEALTHCARE CORPORATION

Section 7.9 Governing Law

This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 7.10 Additional Pledgors

The Company shall cause any Subsidiary that owns any Capital Stock in a Domestic Hospital Subsidiary that is not a Pledgor to become a Pledgor hereunder by causing such Subsidiary to execute and deliver to the Collateral Trustee a Joinder Agreement substantially in the form of Annex 2 (Form of Joinder Agreement), whereupon such Subsidiary shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Pledgor party hereto on the date hereof. The Company shall ensure that every Subsidiary that becomes a Pledgor and that is not a Guarantor becomes a Guarantor in accordance with the Indentures.

Section 7.11 Release of Collateral

(a) At the time provided in Section 8.3 of the Supplemental Indentures and Section 4.1 of the Collateral Trust Agreement, the Collateral shall be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Trustee and each Pledgor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Pledgors. At the request and sole expense of any Pledgor following any such termination, the Collateral Trustee shall deliver to such Pledgor any Collateral of such Pledgor held by the Collateral Trustee hereunder and execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination.

(b) If the Collateral Trustee shall be directed or permitted pursuant to Section 8.3 of each Supplemental Indenture and Section 4.1 or Section 4.4 of the Collateral Trust Agreement to release any Lien created hereby upon any Collateral (including any Collateral sold or disposed of by any Pledgor in a transaction permitted by the Indentures), such Collateral shall be released from the Lien created hereby to the extent provided under, and subject to the terms and conditions set forth in, Section 8.3 of the Supplemental Indentures and Section 4.1 or Section 4.4 of the Collateral Trust Agreement. In connection therewith, the Collateral Trustee, at the request and sole expense of the Company, shall execute and deliver to the Company all releases or other documents, including, without limitation, UCC termination statements, reasonably necessary or desirable for the release of the Lien created hereby on such Collateral. At the request and sole expense of the Company, a Pledgor shall be released from its obligations hereunder in the event that all the Capital Stock of such Pledgor shall be so sold or disposed; provided, however, that the Company shall have delivered to the Collateral Trustee, at least 10 Business Days, or such shorter period to which the Collateral Trustee may agree, prior to the date of the proposed release, a written request for release identifying the relevant Pledgor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company in form and substance satisfactory to the Collateral Trustee stating that such transaction is in compliance with the Indentures and the other Note Documents.

STOCK PLEDGE AGREEMENT

TENET HEALTHCARE CORPORATION

Section 7.12 Reinstatement

Each Pledgor further agrees that, if any payment made by any Pledgor, Guarantor or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Pledgor, Guarantor or other Person, its estate, trustee, receiver or any other party, including any Pledgor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Pledgor in respect of the amount of such payment.

Section 7.13 Collateral Trust Agreement

This Agreement is subject to the terms and conditions set forth in the Collateral Trust Agreement in all respects and in the event of any conflict between such agreement and this Agreement, the terms of the Collateral Trust Agreement shall govern.

Section 7.14 Trustee Protections, Immunities and Indemnities

The Collateral Trustee will be entitled to all of the rights, protections, immunities and indemnities set forth in the Indentures in each case as if specifically set forth herein all of which are hereby incorporated herein by reference.

Section 7.15 Indemnity

(a) The Pledgors jointly and severally agree to defend, indemnify, pay and hold harmless the Collateral Trustee and each of its Affiliates and each and all of the directors, officers, partners, trustees, employees, attorneys and agents, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, an “Indemnitee”) from and against any and all Indemnified Liabilities; provided, no Indemnitee will be entitled to indemnification hereunder with respect to any Indemnified Liability to the extent such Indemnified Liability is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(b) All amounts due under this Section 7.15 will be payable upon demand.

(c) To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 7.15(a) may be unenforceable in whole or in part because they violate any law or public policy, each of the Pledgors will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(d) No Pledgor will ever assert any claim against any Indemnitee, on any theory of liability, for any lost profits or special, indirect or consequential damages or (to the

STOCK PLEDGE AGREEMENT

TENET HEALTHCARE CORPORATION

fullest extent a claim for punitive damages may lawfully be waived) any punitive damages arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument or transaction contemplated hereby or relating in any respect to any Indemnified Liability, and each of the Pledgors hereby forever waives, releases and agrees not to sue upon any claim for any such lost profits or special, indirect, consequential or (to the fullest extent lawful) punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(e) The agreements in this Section 7.15 will survive repayment of all other Secured Obligations and the removal or resignation of the Collateral Trustee.

Section 7.16 Special Consent Regarding Partnerships and LLCs

The undersigned Pledgors, in their respective capacities as a limited partner, general partner or managing member of each Person that is a partnership or limited liability company whose interests constitute Pledged Stock, hereby acknowledge and agree (a) to the grant of the security interest pursuant to the terms hereof in the Pledged Stock of such Pledgor, (b) to the exercise by the Collateral Trustee (in accordance with the terms of this Agreement or the Collateral Trust Agreement) of all rights of such Pledgor in the applicable Pledged Stock in such Person and (c) that a transferee or assignee of such Pledged Stock shall, subject to compliance with all Requirements of Law, become a member, partner or, as the case may be, other holder of such Pledged Stock to the same extent as the Pledgor in such Person entitled to participate in the management of such Person and, upon the transfer of the entire interest of such Pledgor, such Pledgor ceases to be a member, partner or, as the case may be, other holder of such Pledged Stock without any requirement to comply with any right of first refusal or similar provisions contained in the applicable Constituent Documents.

[SIGNATURE PAGES FOLLOW]

STOCK PLEDGE AGREEMENT

TENET HEALTHCARE CORPORATION

IN WITNESS WHEREOF, each of the undersigned has caused this Stock Pledge Agreement to be duly executed and delivered as of the date first above written.

TENET HEALTHCARE CORPORATION, as a Pledgor

By:	/s/ Biggs C. Porter
Name:	Biggs C. Porter
Title:	Chief Financial Officer

STOCK PLEDGE AGREEMENT

TENET HEALTHCARE CORPORATION

AMERICAN MEDICAL (CENTRAL), INC.,
AMI INFORMATION SYSTEMS GROUP, INC.,
AMISUB (HEIGHTS), INC.,
AMISUB (HILTON HEAD), INC.,
AMISUB (TWELVE OAKS), INC.,
AMISUB OF TEXAS, INC.,
BROOKWOOD HEALTH SERVICES, INC.,
CORAL GABLES HOSPITAL, INC.,
CYPRESS FAIRBANKS MEDICAL CENTER, INC.,
FMC ACQUISITION, INC.,
FMC MEDICAL, INC.,
LIFEMARK HOSPITALS, INC.,
MCF, INC.,
ORNDA HOSPITAL CORPORATION,
TENET CALIFORNIA, INC.,
TENET FLORIDA, INC.,
TENET HEALTHSYSTEM CFMC, INC.,
TENET HEALTHSYSTEM HEALTHCORP,
TENET HEALTHSYSTEM HOLDINGS,
TENET HEALTHSYSTEM MEDICAL, INC.,
TENET HEALTHSYSTEM PHILADELPHIA, INC.,
TENET HOSPITALS, INC.,
TENET LOUISIANA, INC.,
TENET MISSOURI, INC.,
TENET PHYSICIAN SERVICES — HILTON HEAD, INC.,
TENET TEXAS, INC.,
TENETSUB TEXAS, INC., each as a Pledgor

By:	/s/ Jeffrey S. Sherman
Name:	Jeffrey S. Sherman
Title:	Treasurer

STOCK PLEDGE AGREEMENT

TENET HEALTHCARE CORPORATION

ACCEPTED AND AGREED
as of the date first above written:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Trustee

By:	/s/ Melonee Young
Name:	Melonee Young
Title:	Vice President

ANNEX 1

TO

STOCK PLEDGE AGREEMENT

FORM OF PLEDGE AMENDMENT

This PLEDGE AMENDMENT, dated as of                  , 20  , is delivered pursuant to Section 4.4(a) (Pledged Collateral) of the Stock Pledge Agreement, dated as of March 3 2009, by TENET HEALTHCARE CORPORATION (the “Company”), the [undersigned Pledgor and the other ]Subsidiaries of the Company from time to time party thereto as Pledgors in favor of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee for the Secured Parties referred to therein (the “Stock Pledge Agreement”) and the undersigned hereby agrees that this Pledge Amendment may be attached to the Stock Pledge Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Collateral referred to in the Stock Pledge Agreement and shall secure all Secured Obligations of the undersigned. Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Stock Pledge Agreement.

[PLEDGOR]

By:
Name:
Title:

PLEDGED STOCK

Issuer	Cert	Pledgor	Class of Equity Interest	Par Value	Certificate No(s)	Number of Membership Interests or Common Stock	Percentage of Outstanding Membership Interests or Common Stock

A1-1

ACKNOWLEDGED AND AGREED
as of the date first above written:
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Trustee

By:
Name:
Title:

A1-2

ANNEX 2

TO

STOCK PLEDGE AGREEMENT

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of                  , 20  , is delivered pursuant to Section 7.10 (Additional Pledgors) of the Stock Pledge Agreement, dated as of March 3 2009, by TENET HEALTHCARE CORPORATION (the “Company”) and the Subsidiaries of the Company from time to time party thereto as Pledgors in favor of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee for the Secured Parties referred to therein (the “Stock Pledge Agreement”). Capitalized terms used herein but not defined herein are used with the meanings given them in the Stock Pledge Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 7.10 (Additional Pledgors) of the Stock Pledge Agreement, hereby becomes a party to the Stock Pledge Agreement as a Pledgor thereunder with the same force and effect as if originally named as a Pledgor therein and, without limiting the generality of the foregoing, hereby grants to the Collateral Trustee, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Pledgor thereunder.

The information set forth in Schedule 1 hereto is hereby added to the information set forth in Schedules 1 through 3 to the Stock Pledge Agreement. By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to the Stock Pledge Agreement and that the Pledged Collateral listed on Schedule 1 to this Joinder Amendment shall be and become part of the Collateral referred to in the Stock Pledge Agreement and shall secure all Secured Obligations of the undersigned.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Article III (Representations and Warranties) of the Stock Pledge Agreement applicable to it is true and correct in all material respects on and as the date hereof as if made on and as of such date.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL PLEDGOR]

By:
Name:
Title:

A2-1

SCHEDULE 1

TO

STOCK PLEDGE AGREEMENT

JURISDICTION OF ORGANIZATION; PRINCIPAL EXECUTIVE OFFICE

ENTITY	JURISDICTION OF ORGANIZATION	ADDRESS OF CHIEF EXECUTIVE OFFICE	ORGANIZATIONAL IDENTIFICATION NUMBER
TENET HEALTHCARE CORPORATION	Nevada	13737 Noel Road, Ste. 100, Dallas, TX 75240	C3523-1975

AMERICAN MEDICAL (CENTRAL), INC.	California	13737 Noel Road, Ste. 100, Dallas, TX 75240	C0556036

AMI INFORMATION SYSTEMS GROUP, INC.	California	13737 Noel Road, Ste. 100, Dallas, TX 75240	C0683469

AMISUB (HEIGHTS), INC.	Delaware	13737 Noel Road, Ste. 100, Dallas, TX 75240	2281986

Amisub (Hilton Head), Inc.	South Carolina	13737 Noel Road, Ste. 100, Dallas, TX 75240	(state does not issue an ID number)

AMISUB (TWELVE OAKS), INC.	Delaware	13737 Noel Road, Ste. 100, Dallas, TX 75240	2281985

AMISUB OF TEXAS, INC.	Delaware	13737 Noel Road, Ste. 100, Dallas, TX 75240	2281984

BROOKWOOD HEALTH SERVICES, INC.	Alabama	13737 Noel Road, Ste. 100, Dallas, TX 75240	(state does not issue an ID number)

CORAL GABLES HOSPITAL, INC.	Florida	13737 Noel Road, Ste. 100, Dallas, TX 75240	G11755

Cypress Fairbanks Medical Center, Inc.	Texas	13737 Noel Road, Ste. 100, Dallas, TX 75240	47986200

FMC Acquisition, Inc.	Delaware	13737 Noel Road, Ste. 100, Dallas, TX 75240	2339157

FMC MEDICAL, INC.	Florida	13737 Noel Road, Ste. 100, Dallas, TX 75240	P95000053796

LIFEMARK HOSPITALS, INC.	Delaware	13737 Noel Road, Ste. 100, Dallas, TX 75240	0829727

MCF, INC.	Florida	13737 Noel Road, Ste. 100, Dallas, TX 75240	L32855

OrNda Hospital Corporation	California	13737 Noel Road, Ste. 100, Dallas, TX 75240	C1080506

Tenet California, Inc.	Delaware	13737 Noel Road, Ste. 100, Dallas, TX 75240	3565182

Tenet Florida, Inc.	Delaware	13737 Noel Road, Ste. 100, Dallas, TX 75240	3594022

Tenet HealthSystem CFMC, Inc.	Delaware	13737 Noel Road, Ste. 100, Dallas, TX 75240	2865558

Tenet HealthSystem HealthCorp	Delaware	13737 Noel Road, Ste. 100, Dallas, TX 75240	0921444

Tenet HealthSystem Holdings, Inc.	Delaware	13737 Noel Road, Ste. 100, Dallas, TX 75240	2200624

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ENTITY	JURISDICTION OF ORGANIZATION	ADDRESS OF CHIEF EXECUTIVE OFFICE	ORGANIZATIONAL IDENTIFICATION NUMBER
Tenet HealthSystem Medical, Inc.	Delaware	13737 Noel Road, Ste. 100, Dallas, TX 75240	0826070

Tenet HealthSystem Philadelphia, Inc.	Pennsylvania	13737 Noel Road, Ste. 100, Dallas, TX 75240	2837021

Tenet Hospitals, Inc.	Delaware	13737 Noel Road, Ste. 100, Dallas, TX 75240	3566140

Tenet Louisiana, Inc.	Delaware	13737 Noel Road, Ste. 100, Dallas, TX 75240	3582836

Tenet Missouri, Inc.	Delaware	13737 Noel Road, Ste. 100, Dallas, TX 75240	3601886

Tenet Physician Services - Hilton Head, Inc.	South Carolina	13737 Noel Road, Ste. 100, Dallas, TX 75240	(state does not issue an ID number)

Tenet Texas, Inc.	Delaware	13737 Noel Road, Ste. 100, Dallas, TX 75240	3594043

TENETSUB TEXAS, INC.	Delaware	13737 Noel Road, Ste. 100, Dallas, TX 75240	2514721

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SCHEDULE 2

TO

STOCK PLEDGE AGREEMENT

PLEDGED COLLATERAL

Issuer	Cert	Grantor	Class of Equity Interest	Par Value	Certificate No(s)	Number of Membership Interests or Common Stock	Percentage of Outstanding Membership Interests or Common Stock
American Medical (Central), Inc., a California corporation	Y	Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$1.00	1	1,000	100%

AMI Information Systems Group, Inc., a California corporation	Y	Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$1.00	4	999	100%
		Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$1.00	6	1

Amisub (Heights), Inc., a Delaware corporation	Y	American Medical (Central), Inc.	Common Stock	$1.00	1	100	100%

Amisub (Hilton Head), Inc., a South Carolina corporation	Y	Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$1.00	1	1,000	100%

Amisub (SFH), Inc., a Tennessee corporation	Y	Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$1.00	1	1,000	100%

Amisub (Twelve Oaks), Inc., a Delaware corporation	Y	American Medical (Central), Inc.	Common Stock	$1.00	1	100	100%

S2-1

Issuer	Cert	Grantor	Class of Equity Interest	Par Value	Certificate No(s)	Number of Membership Interests or Common Stock	Percentage of Outstanding Membership Interests or Common Stock
Amisub of North Carolina, Inc., a North Carolina corporation	Y	Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$1.00	1	1,000	100%

Amisub of South Carolina, Inc., a South Carolina corporation	Y	Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$1.00	1	1,000	100%

Amisub of Texas, Inc., a Delaware corporation	Y	Lifemark Hospitals, Inc.	Common Stock	$1.00	1	100	67%
		Lifemark Hospitals, Inc.	Common Stock	$1.00	6	637
		Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$1.00	2	198	18%
		American Medical (Central), Inc.	Common Stock	$1.00	3	110	10%
		AMI Information Systems Group, Inc.	Common Stock	$1.00	4	4	0.36%
		Brookwood Health Services, Inc.	Common Stock	$1.00	5	51	4.64%

Brookwood Health Services, Inc., a Alabama corporation	Y	Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$1.00	1	2,934	100%

CGH Hospital, Ltd., a Florida limited partnership	N	Coral Gables Hospital, Inc.	General Partner	—	—	—	99%
		FMC Medical, Inc. (formerly FMC Center, Inc.)	Limited Partner	—	—	—	1%

S2-2

Issuer	Cert	Grantor	Class of Equity Interest	Par Value	Certificate No(s)	Number of Membership Interests or Common Stock	Percentage of Outstanding Membership Interests or Common Stock
Coastal Carolina Medical Center, Inc., a South Carolina corporation	Y	Tenet HealthSystem Medical, Inc.	Common Stock	$0.01	3	1,000	100%

Community Hospital of Los Gatos, Inc., a California corporation	Y	Tenet California, Inc.	Common Stock	$0.00	3	1,000	100%

Coral Gables Hospital, Inc., a Florida corporation	Y	OrNda Hospital Corporation	Common Stock	$0.00	2	1,000	100%

Cypress Fairbanks Medical Center, Inc., a Texas corporation	Y	OrNda Hospital Corporation (formerly Summit Hospital Corporation)	Common Stock	$0.00	015	350,208	100%

Delray Medical Center, Inc., a Florida corporation	Y	Tenet Florida, Inc.	Common Stock	$1.00	3	1,000	100%

Doctors Hospital of Manteca, Inc., a California corporation	Y	Tenet California, Inc.	Common Stock	$0.00	3	1,000	100%

Doctors Medical Center of Modesto, Inc., a California corporation	Y	Tenet California, Inc.	Common Stock	$0.00	3	1,000	100%

S2-3

Issuer	Cert	Grantor	Class of Equity Interest	Par Value	Certificate No(s)	Number of Membership Interests or Common Stock	Percentage of Outstanding Membership Interests or Common Stock
East Cooper Community Hospital, Inc., a South Carolina corporation	Y	Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$0.00	1	1,000	100%

FMC Acquisition, Inc., a Delaware corporation	Y	Tenet HealthSystem HealthCorp (formerly OrNda HealthCorp)	Common Stock	$1.00	1	55	100%
		Tenet HealthSystem HealthCorp (formerly OrNda HealthCorp)	Common Stock	$1.00	3	45

FMC Hospital, Ltd., a Florida limited partnership	N	FMC Acquisition, Inc.	General Partner	—	—	—	36%
		MCF, Inc.	Limited Partner	—	—	—	64%

FMC Medical, Inc., a Florida corporation	Y	OrNda Hospital Corporation	Common Stock	$0.00	1	1,000	100%

Fountain Valley Regional Hospital and Medical Center, a California corporation	Y	OrNda Hospital Corporation	Common Stock	$1.00	4	100	100%

Frye Regional Medical Center, Inc., a North Carolina corporation	Y	Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$10.00	A13	1,000	100%
		Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$10.00	B26	4,000

Hilton Head Health System, L.P., a South Carolina limited partnership	N	Tenet Physician Services — Hilton Head, Inc.	General Partner	—	—	—	21%
		Amisub (Hilton Head), Inc.	Limited Partner	—	—	—	79%

S2-4

Issuer	Cert	Grantor	Class of Equity Interest	Par Value	Certificate No(s)	Number of Membership Interests or Common Stock	Percentage of Outstanding Membership Interests or Common Stock
JFK Memorial Hospital, Inc., a California corporation	Y	Tenet California, Inc	Common Stock	$0.00	3	1,000	100%

Lakewood Regional Medical Center, Inc., a California corporation	Y	Tenet California, Inc	Common Stock	$0.00	3	1,000	100%

Lifemark Hospitals of Florida, Inc., a Florida corporation	Y	Lifemark Hospitals, Inc.	Common Stock	$0.00	1	1,000	100%

Lifemark Hospitals, Inc., a Delaware corporation	Y	American Medical (Central), Inc.	Common Stock	$0.00	1	1,000	100%

Los Alamitos Medical Center, Inc., a California corporation	Y	Tenet California, Inc	Common Stock	$0.00	3	1,000	100%

MCF, Inc., a Florida corporation	Y	OrNda Hospital Corporation	Common Stock	$0.001	13	800	100%

New Medical Horizons II, Ltd., a Texas limited partnership	N	Cypress Fairbanks Medical Center, Inc.	General Partner	—	—	—	5%
		Tenet HealthSystem CFMC, Inc.	Limited Partner	—	—	—	95%

North Fulton Medical Center, Inc., a Georgia corporation	Y	Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$1.00	1	1,000	100%

S2-5

Issuer	Cert	Grantor	Class of Equity Interest	Par Value	Certificate No(s)	Number of Membership Interests or Common Stock	Percentage of Outstanding Membership Interests or Common Stock
NorthShore Regional Medical Center, L.L.C., a Louisiana limited liability company	N	Tenet Louisiana, Inc.	Member	—	—	—	100%

OrNda Hospital Corporation, a California corporation (formerly Summit Hospital Corporation)	Y	Tenet HealthSystem HealthCorp (formerly OrNda Healthcorp)	Common Stock	$0.00	005	2,000	100%

Palm Beach Gardens Community Hospital, Inc., a Florida corporation	Y	Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$1.00	1	1,000	100%
		Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$1.00	2	2,100

Placentia-Linda Hospital, Inc., a California corporation	Y	Tenet California, Inc	Common Stock	$0.00	3	1,000	100%

San Ramon Regional Medical Center, Inc., a California corporation	Y	Tenet California, Inc	Common Stock	$0.00	3	1,000	100%

S2-6

Issuer	Cert	Grantor	Class of Equity Interest	Par Value	Certificate No(s)	Number of Membership Interests or Common Stock	Percentage of Outstanding Membership Interests or Common Stock
Sierra Vista Hospital, Inc., a California corporation	Y	Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$10.00	1	500	100%
		Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$10.00	2	500
		Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$10.00	3	1,000

Tenet California, Inc., a Delaware corporation	Y	Tenet Hospitals, Inc.	Common Stock	$1.00	1	1,000	100%

Tenet Florida, Inc., a Delaware corporation	Y	Tenet Hospitals, Inc.	Common Stock	$1.00	1	1,000	100%

Tenet Frisco, Ltd., a Texas limited partnership	N	Tenet Texas, Inc.	General partner	—	—	—	1%
		Tenetsub Texas, Inc.	Limited Partner	—	—	—	99%

Tenet Good Samaritan, Inc., a Florida corporation	Y	Tenet HealthSystem Medical, Inc.	Common Stock	$1.00	1	1,000	100%

Tenet HealthSystem Bartlett, Inc., a Tennessee corporation	Y	Tenet HealthSystem Medical, Inc.	Common Stock	$1.00	1	1,000	100%

Tenet HealthSystem CFMC, Inc., a Delaware corporation	Y	OrNda Hospital Corporation	Common Stock	$1.00	1	1,000	100%

Tenet HealthSystem Desert, Inc., a California corporation	Y	Tenet California, Inc	Common Stock	$1.00	3	1,000	100%

S2-7

Issuer	Cert	Grantor	Class of Equity Interest	Par Value	Certificate No(s)	Number of Membership Interests or Common Stock	Percentage of Outstanding Membership Interests or Common Stock
Tenet HealthSystem DI, Inc., a Missouri corporation	Y	Tenet Missouri, Inc.	Common Stock	$1.00	3	1,000	100%

Tenet HealthSystem GB, Inc., a Georgia corporation	Y	Tenet HealthSystem Medical, Inc.	Common Stock	$0.00	2	10,000	100%

Tenet HealthSystem Hahnemann, LLC, a Pennsylvania limited liability company	N	Tenet HealthSystem Philadelphia, Inc.	Member	—	—	—	100%

Tenet HealthSystem HealthCorp, a Delaware corporation	Y	Tenet Healthcare Corporation	Common Stock	$1.00	1	1,000	100%

Tenet HealthSystem Holdings, Inc., a Delaware corporation	Y	Tenet Healthcare Corporation	Common Stock	$1.00	1	1,000	100%

Tenet HealthSystem Medical, Inc., a Delaware corporation	Y	Tenet HealthSystem Holdings, Inc.	Common Stock	$0.01	ZZ-4	1,000	100%

Tenet HealthSystem Norris, Inc., a California corporation	Y	Tenet California, Inc.	Common Stock	$1.00	1	1,000	100%

S2-8

Issuer	Cert	Grantor	Class of Equity Interest	Par Value	Certificate No(s)	Number of Membership Interests or Common Stock	Percentage of Outstanding Membership Interests or Common Stock
Tenet HealthSystem North Shore, Inc., a Florida corporation	Y	Tenet HealthSystem Medical, Inc.	Common Stock	$1.00	9	1,000	100%

Tenet HealthSystem Philadelphia, Inc., a Pennsylvania corporation	Y	Tenet HealthSystem Medical, Inc.	Common Stock	$1.00	1	1,000	100%

Tenet HealthSystem SGH, Inc., a Georgia corporation	Y	Tenet HealthSystem Medical, Inc.	Common Stock	$1.00	1	1,000	100%

Tenet HealthSystem SL, Inc., a Missouri corporation	Y	Tenet HealthSystem Medical, Inc.	Common Stock	$1.00	2	1,000	100%

Tenet HealthSystem Spalding, Inc., a Georgia corporation (formerly Amisub (McIntosh Trail Regional Medical Center), Inc.)	Y	Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$1.00	1	1,000	100%

S2-9

Issuer	Cert	Grantor	Class of Equity Interest	Par Value	Certificate No(s)	Number of Membership Interests or Common Stock	Percentage of Outstanding Membership Interests or Common Stock
Tenet HealthSystem St. Christopher’s Hospital for Children, L.L.C., Pennsylvania limited liability company	N	Tenet HealthSystem Philadelphia, Inc.	Member	—	—	—	100%

Tenet Hialeah HealthSystem, Inc., a Florida corporation	Y	Tenet Florida, Inc.	Common Stock	$0.01	6	1,000	100%

Tenet Hospitals, Inc., a Delaware corporation	Y	Tenet Healthcare Corporation	Common Stock	$1.00	1	1,000	100%

Tenet Hospitals Limited, a Texas limited partnership	N	Tenet Texas, Inc.	General Partner	—	—	—	1%
		Tenetsub Texas, Inc.	Limited Partner	—	—	—	99%

Tenet Louisiana, Inc., a Delaware corporation	Y	Tenet Hospitals, Inc.	Common Stock	$1.00	1	1,000	100%

Tenet Missouri, Inc., a Delaware corporation	Y	Tenet Hospitals, Inc	Common Stock	$1.00	1	1,000	100%

S2-10

Issuer	Cert	Grantor	Class of Equity Interest	Par Value	Certificate No(s)	Number of Membership Interests or Common Stock	Percentage of Outstanding Membership Interests or Common Stock
Tenet Physician Services—Hilton Head, Inc., a South Carolina corporation (formerly Amisub Development of South Carolina)	Y	Tenet HealthSystem Medical, Inc. (formerly American Medical International, Inc.)	Common Stock	$1.00	1	1,000	100%

Tenet South Fulton, Inc., a Georgia corporation	Y	Tenet HealthSystem Medical, Inc.	Common Stock	$1.00	1	1,000	100%

Tenet St. Mary’s, Inc., a Florida corporation	Y	Tenet HealthSystem Medical, Inc.	Common Stock	$1.00	1	1,000	100%

Tenet Texas, Inc., a Delaware corporation	Y	Tenet Hospitals, Inc.	Common Stock	$1.00	1	1,000	100%

Tenetsub Texas, Inc., a Delaware corporation	Y	Tenet Texas, Inc.	Common Stock	$0.00	3	1,000	100%

TH Healthcare, Ltd., a Texas limited partnership	N	Lifemark Hospitals, Inc.	General Partner	—	—	—	1%
		Amisub (Heights), Inc. (formerly Heights Medical Center, Inc.)	Limited Partner	—	—	—	10.3%
		Amisub (Twelve Oaks), Inc. (formerly Twelve Oaks Medical Center, Inc.)	Limited Partner	—	—	—	18.6%
		Amisub of Texas, Inc. (formerly Lifemark Hospitals of Texas, Inc.)	Limited Partner	—	—	—	70.1%

S2-11

Issuer	Cert	Grantor	Class of Equity Interest	Par Value	Certificate No(s)	Number of Membership Interests or Common Stock	Percentage of Outstanding Membership Interests or Common Stock
Twin Cities Community Hospital, Inc., a California corporation	Y	Tenet California, Inc.	Common Stock	$0.00	3	1,000	100%

USC University Hospital, Inc., a California corporation	Y	Tenet California, Inc.	Common Stock	$0.00	3	1,000	100%

West Boca Medical Center, Inc., a Florida corporation	Y	Tenet Florida, Inc.	Common Stock	$1.00	3	1,000	100%

S2-12

SCHEDULE 3

TO

STOCK PLEDGE AGREEMENT

FILINGS

A UCC Financing Statement in connection with the Pledged Collateral shall be filed in respect of each Pledgor in the jurisdiction of organization of such Pledgor specified in Schedule 1 (Jurisdiction of Organization; Principal Executive Office) hereto.

S3-1